UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 4, 2026
Gates Industrial Corporation plc
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-38366	98-1395184

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1144 Fifteenth Street, Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)
(303) 744-1911
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value per share	GTES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 4, 2026, Gates Industrial Corporation plc (the “Company”) held its 2026 annual general meeting of shareholders (the “AGM”). At the AGM, the Company’s shareholders voted on and approved each of the resolutions presented in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2026. The final number of votes cast for and against, and the final number of abstention votes and broker non-votes, with respect to each matter voted upon by the shareholders were as follows:
Resolution 1: To elect eight director nominees.

Nominee	For	Against	Abstain	Broker Non-Vote
Joseph S. Cantie	234,749,835	1,563,066	44,464	3,369,141
Fredrik Eliasson	234,294,668	2,018,200	44,497	3,369,141
James W. Ireland, III	234,288,665	2,022,748	45,952	3,369,141
Ivo Jurek	235,913,434	139,676	304,255	3,369,141
Stephanie K. Mains	231,099,572	5,184,815	72,978	3,369,141
Wilson S. Neely	223,708,818	12,604,084	44,463	3,369,141
Neil P. Simpkins	229,939,498	6,373,403	44,464	3,369,141
Molly P. Zhang	232,678,323	1,575,439	2,103,603	3,369,141
Resolution 2: To approve, on an advisory basis, named executive officer compensation.

For	Against	Abstain	Broker Non-Vote
232,159,094	4,112,490	85,781	3,369,141

Resolution 3: To approve, on an advisory basis, the Company’s directors’ remuneration report in accordance with the requirements of the United Kingdom (the “U.K.”) Companies Act 2006 (the “Companies Act”).

For	Against	Abstain	Broker Non-Vote
231,424,477	4,853,537	79,351	3,369,141

Resolution 4: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain	Broker Non-Vote
238,330,408	1,358,250	37,848	0

Resolution 5: To re-appoint Deloitte LLP as the Company’s U.K. statutory auditor under the Companies Act.

For	Against	Abstain	Broker Non-Vote
238,329,555	1,358,787	38,164	0

Resolution 6: To authorize the Audit Committee of the board of directors of the Company (the “Board”) to determine the remuneration of Deloitte LLP in its capacity as the Company’s U.K. statutory auditor.

For	Against	Abstain	Broker Non-Vote
239,412,868	273,957	39,681	0

Resolution 7: To authorize the Board to allot equity securities in the Company.

For	Against	Abstain	Broker Non-Vote
237,127,030	2,577,237	22,239	0

Resolution 8: As a special resolution: Subject to the passing of resolution 7, to authorize the Board to allot equity securities without pre-emptive rights.

For	Against	Abstain	Broker Non-Vote
230,758,146	8,943,490	24,870	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATES INDUSTRIAL CORPORATION PLC
By:	/s/ Brooks Mallard
	Name:	Brooks Mallard
	Title:	Chief Financial Officer
Date: June 10, 2026